UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934
(Amendment No. _________________)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by

Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Sec. 240.14a-12

CALVERT VARIABLE SERIES, INC.

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:

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[ ] Fee paid previously with preliminary proxy materials.

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

[September 29, 2006]

Dear Policy Owner:

I am writing to inform you of a proxy vote by shareholders of the Ameritas Portfolios, series of Calvert Variable Series, Inc. Please take a few minutes to read the enclosed material and to vote on this important issue. The Board of Directors, including myself, believes this change is in your best interest and that of your Portfolio.

If you own shares of any of the Ameritas Portfolios as a result of your purchase of a variable annuity contract or a variable life insurance policy issued by an insurance company, you have the right to instruct your insurance company how to vote the respective Ameritas Portfolio shares it holds under your variable annuity or variable life insurance policy.

Regardless of the number of units you own, it is important that you take the time to read the enclosed proxy materials, and vote this matter as soon as you can. You may vote in person, by mail, or by telephone. Whichever method you choose, it is very important that you vote and that your voting instructions be received no later than November 17, 2006. If you do not cast your vote in a timely manner, you may be contacted by our proxy solicitation service, Management Information Services Corp. All shareholders benefit from the speedy return of proxy votes.

I appreciate the time you will take to review this important matter. If we may be of any assistance or if you have any questions after considering the enclosed materials, please call us at 800-745-1112, extension 2466.

Sincerely,

[SIGNATURE]

William Lester
President
Calvert Variable Series, Inc.

CALVERT VARIABLE SERIES, INC.

Ameritas Income & Growth Portfolio
Ameritas Small Capitalization Portfolio
Ameritas MidCap Growth Portfolio
Ameritas Index 500 Portfolio
Ameritas Money Market Portfolio
Ameritas Focused MidCap Value Portfolio
Ameritas Small Company Equity Portfolio
Ameritas Core Strategies Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on November 17, 2006

Notice is hereby given that a Special Meeting of the Shareholders of the Ameritas Income & Growth Portfolio, Ameritas Small Capitalization Portfolio, Ameritas MidCap Growth Portfolio, Ameritas Index 500 Portfolio, Ameritas Money Market Portfolio, Ameritas Focused MidCap Value Portfolio, Ameritas Small Company Equity Portfolio and Ameritas Core Strategies Portfolio, each a series of Calvert Variable Series, Inc. (the "Fund"), will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814, at 10:00 a.m. on Friday, November 17, 2006, for the following purposes:

I. To approve a new investment advisory agreement with Calvert Asset Management Company, Inc.

II. To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS YOU VOTE IN FAVOR OF THE PROPOSAL TO BE VOTED ON AT THE MEETING.

On behalf of the above-referenced Ameritas Portfolios, the Board of Directors has fixed the close of business on September 25, 2006 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

[September 29, 2006]

By Order of the Board of Directors,

[SIGNATURE]

William Lester
President
Calvert Variable Series, Inc.

TABLE OF CONTENTS

Proxy Statement

Proposal

Voting Information

Control Persons and Principal Holders of Securities

Annual and Semi-Annual Reports

Delivery of Documents to Shareholders Sharing an Address

Shareholder Meetings

Other Business

Fund Service Providers

Adjournment

Exhibit A -- Proposed Investment Advisory Agreement

Exhibit B -- Ameritas Portfolios

Exhibit C -- Calvert Funds

Exhibit D -- Management of Calvert

CALVERT VARIABLE SERIES, INC.

Ameritas Income & Growth Portfolio
Ameritas Small Capitalization Portfolio
Ameritas MidCap Growth Portfolio
Ameritas Index 500 Portfolio
Ameritas Money Market Portfolio
Ameritas Focused MidCap Value Portfolio
Ameritas Small Company Equity Portfolio
Ameritas Core Strategies Portfolio

4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814

PROXY STATEMENT
[September 29, 2006]

This Proxy Statement and enclosed Notice and Form of Proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Calvert Variable Series, Inc. ("CVS" or the "Fund") for use at a special meeting of shareholders of the Ameritas Income & Growth Portfolio, Ameritas Small Capitalization Portfolio, Ameritas MidCap Growth Portfolio, Ameritas Index 500 Portfolio, Ameritas Money Market Portfolio, Ameritas Focused MidCap Value Portfolio, Ameritas Small Company Equity Portfolio and Ameritas Core Strategies Portfolio (each an "Ameritas Portfolio" or "Portfolio" and collectively, the "Ameritas Portfolios"), at 10:00 a.m. (Eastern Time) on Friday, November 17, 2006, in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814, as may be adjourned from time to time (the "Special Meeting").

The Board is soliciting proxies from shareholders of each of the Ameritas Portfolios with respect to shareholder approval of an investment advisory agreement between CVS and Calvert Asset Management Company, Inc. ("Calvert"), an affiliate of Ameritas Investment Corp., the Ameritas Portfolios' current investment adviser ("AIC"), as set forth herein. You are entitled to vote at the Special Meeting if you owned shares of an Ameritas Portfolio as of the close of business on September 25, 2006 (the "Record Date"). The approximate date on which this Proxy Statement, the Notice, and Form of Proxy are first being mailed to policyholders and shareholders is October 6, 2006.

Each Ameritas Portfolio is a series of CVS, an open-end management investment company incorporated in Maryland on September 27, 1982. CVS is authorized to issue thirty-two billion and five hundred million shares of stock, at a par value of $0.01 per share. Issued shares are fully paid and non-assessable and have no preemptive or conversion rights. Shareholder voting rights are not cumulative.

PROPOSAL

The Board has approved an investment advisory agreement between CVS and Calvert, for Calvert, an affiliate of the Ameritas Portfolios' current investment adviser, to assume the role of investment adviser to the Ameritas Portfolios. The Board accordingly has authorized submission of the investment advisory agreement to shareholders for approval.

Introduction

AIC has served as the investment adviser to the Ameritas Portfolios since the inception of this series of the Fund in 1999, pursuant to a Substitution Order granted by the Securities and Exchange Commission. AIC has assumed this role upon each Ameritas Portfolio's inception. There are currently eight portfolios that comprise the Ameritas Portfolios, totaling $____ in assets as of September 25, 2006.

In serving as the investment adviser to the Ameritas Portfolios, AIC has traditionally contracted out subadvisory services for each of the Portfolios. Its role has thus been the oversight and supervision of each of the sub-advisers in their management of the respective Ameritas Portfolios. See Exhibit B for a listing of the Ameritas Portfolios and their respective sub-advisers. AIC is exiting from the business of mutual fund management, and thus has tendered its resignation from serving in the role of investment adviser effective upon shareholder approval of the investment advisory agreement with Calvert. It is proposed that Calvert assume this role.

Calvert Asset Management Company, Inc.

Calvert currently serves as the sub-adviser to the Ameritas Money Market Portfolio, and previously managed the Calvert Social Money Market Portfolio which merged into the Ameritas Money Market Portfolio pursuant to an Agreement and Plan of Reorganization, and shareholder approval on July 22, 2005. Calvert also serves as the investment adviser to the six Calvert Portfolios (Calvert Income Portfolio, Calvert Social Equity Portfolio, Calvert Social Balanced Portfolio, Calvert Social International Equity Portfolio, Calvert Social Mid Cap Growth Portfolio, and Calvert Social Small Cap Growth Portfolio), each also a series of CVS. Calvert has served in this role since each respective Portfolio's inception.

Calvert has been managing mutual funds since 1976, and is the investment adviser for approximately 31 mutual fund portfolios. See Exhibit C for a listing of the Calvert Funds. Calvert is indirectly wholly-owned by UNIFI Mutual Holding Company ("UNIFI"). UNIFI is the parent company, which owns Ameritas Holding Company ("AHC"). AHC, in turn, indirectly owns 80% of AIC1, as well as owns Acacia Life Insurance Company, which owns Calvert Group, Ltd. Calvert is wholly-owned by Calvert Group, Ltd.2 Calvert Group, Ltd. and Calvert's principal place of business is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814. Acacia Life Insurance Company's principal place of business is 7315 Wisconsin Avenue, Bethesda, Maryland, 20814, and both AHC and UNIFI's principal place of business is 5900 "O" Street, Lincoln, Nebraska 68510.

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1AHC owns Ameritas Life Insurance Corp., which in turn is the sole owner of AMAL Corporation. AMAL Corporation owns 80% of AIC. CentraLife Annuities Service, Inc., which is part of the AmerUs Group and not otherwise affiliated with UNIFI or its subsidiaries, owns the remaining 20% of AIC.

2Calvert is an affiliate of AIC due to common ownership by UNIFI.

As of September 25, 2006, Calvert had approximately $__ billion in assets under management. Calvert directly manages fixed income funds, for which it serves as investment adviser, while it traditionally has contracted out subadvisory services for the equity funds. Accordingly, of the 31 mutual fund portfolios to which it serves as investment adviser, Calvert oversees 10 different sub-advisers in the management of 15 of these Portfolios, accounting for approximately $______ in sub-advised assets. The sub-advisers range in asset size from $_____ to $______. In overseeing these sub-advisers, Calvert has developed the "Calvert Basic 6", its sub-adviser due diligence and monitoring process. Calvert has implemented this process to aid it in selecting new portfolio managers for its funds, based on a basic set of six criteria for selecting a sub-adviser. These Basic 6 criteria are: (1) the manager's investment philosophy must match the investment objective of the Fund; (2) the manager must have a superior performance record; (3) the manager's investment process must be well structured and stable over time; (4) the management firm must be a firm of high quality; (5) the management firm must be committed to a relationship with Calvert; and (6) the management firm must provide some advantage in marketing and sales of the Funds.

See Exhibit D for further information about Calvert, including with respect to its management.

The Current Advisory Agreement

The current investment advisory agreement (the "Current Advisory Agreement") is between CVS and AIC, and is dated October 29, 1999. The Board, including a majority of the Independent Directors, last approved the continuance of the Current Advisory Agreement on December 8, 2005. The general terms of the Current Advisory Agreement between CVS and AIC include:

    The services to be provided to the Fund - Investment advisory services (manage Portfolio assets and place orders for securities trades), financial, accounting, and administrative services; reports to Fund; reports and other communications to contractholders; provisions regarding Fund personnel; and personnel, office space, and facilities.

    General obligations of AIC - Manage the Portfolios in accordance with Portfolio guidelines and restrictions, under the direction of the Board);
    Expenses of the Portfolios -- AIC will pay all salaries, expenses, and fees of the officers and directors of the Fund who are affiliated with the Adviser; and
    Liability issues - AIC is not liable for its actions except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties on behalf of the Fund or from reckless disregard of its duties.

The Current Advisory Agreement also provides for automatic termination unless its continuance is approved at least annually by (i) a majority of the Board, including those who are not parties to the Agreement or interested persons, within the meaning of the Investment Company Act of 1940 (the "1940 Act"), of any such party ("Independent Directors"), and (ii) the holders of a majority of the outstanding shares of CVS. The Current Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, Calvert, or the holders of a majority of the outstanding shares of CVS, upon 60 days' prior written notice.

Under the Current Advisory Agreement, CVS pays AIC an advisory fee, calculated at the following annual rates:

1.	Ameritas Income & Growth	0.625%
2.	Ameritas Small Capitalization	0.85%
3.	Ameritas MidCap Growth	0.80%
4.	Ameritas Index 500	0.24%
5.	Ameritas Money Market	0.20%
6.	Ameritas Focused MidCap Value	0.92%
7.	Ameritas Small Company Equity	1.12%
8.	Ameritas Core Strategies	0.75%

AIC has contractually agreed to limit net annual portfolio operating expenses through April 30, 2007 as reflected in the table below:

1.	Ameritas Income & Growth	0.78%
2.	Ameritas Small Capitalization	1.00%
3.	Ameritas MidCap Growth	0.94%
4.	Ameritas Index 500	0.38%
5.	Ameritas Money Market	0.36%
6.	Ameritas Focused MidCap Value	1.50%
7.	Ameritas Small Company Equity	1.33%
8.	Ameritas Core Strategies	0.95%

For the fiscal year ended December 31, 2005, AIC received an aggregate of $2,960,727.80 in advisory fees, as reflected per Ameritas Portfolio below:

1.	Ameritas Income & Growth	$303,670.70
2.	Ameritas Small Capitalization	$257,342.41
3.	Ameritas MidCap Growth	$502,383.58
4.	Ameritas Index 500	$140,137.85
5.	Ameritas Money Market	$134,971.60
6.	Ameritas Focused MidCap Value	$378,269.17
7.	Ameritas Small Company Equity	$298,522.13
8.	Ameritas Core Strategies	$498,857.76

AIC received $446,582.01 in advisory fees for this same period, as the investment adviser to the Ameritas Growth Portfolio (which was merged into the Ameritas Income & Growth Portfolio pursuant to an Agreement and Plan of Reorganization, and shareholder approval, on November 11, 2005).

The Proposed Advisory Agreement

The proposed investment advisory agreement between CVS and Calvert (the "Proposed Advisory Agreement") contains the same material terms as the Current Advisory Agreement with AIC, including the advisory fees for each Ameritas Portfolio. Under the Proposed Advisory Agreement, Calvert will assume responsibility to provide investment supervision and management to the Ameritas Portfolios, and oversee the day-to-day operations, subject to the supervision and direction of the Board. As with the arrangement between CVS and AIC, Calvert's fee for investment advisory services will be paid by CVS.

This change in investment adviser will not affect any aspect of the investment strategies, policies and restrictions currently employed for the respective Ameritas Portfolios. Further, the current sub-advisers will continue to manage the respective Ameritas Portfolios pursuant to investment subadvisory agreements to be entered into with Calvert, that are materially identical to the current investment subadvisory agreements respectively entered into with AIC.

If approved by shareholders, the Proposed Advisory Agreement will continue until January 1, 2008 unless terminated earlier, and provided that at least annually thereafter its continuance is approved in the same manner as prescribed in the Current Advisory Agreement. If the proposed agreement is approved by shareholders, the Current Advisory Agreement will be terminated, concurrent with Calvert's entering into the Proposed Advisory Agreement with CVS.

Board Considerations

At the September 14, 2006 meeting of the Board, the Board accepted the resignation of AIC as investment adviser to the Ameritas Portfolios, and approved the selection of Calvert as the new investment adviser. In this connection, the Board determined that the change was in the best interests of each of the respective Ameritas Portfolios' shareholders, recognizing Calvert's long-standing presence in the investment management arena, and their depth of experience in managing mutual funds, including taking into account the Board's familiarity with Calvert with respect to its management of the CVS Calvert Portfolios.. In evaluating the Proposed Advisory Agreement, the Board considered a variety of information relating to Calvert. The disinterested Directors reviewed a report prepared by Calvert regarding various services to be provided to the Ameritas Portfolios by Calvert as the investment adviser. Such report included, among other things, information regarding Calvert's personnel and Calvert's revenue. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Proposed Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed change of investment adviser with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Proposed Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services to be provided by Calvert including the personnel providing such services; Calvert's financial condition; the level and method of computing each Ameritas Portfolio's advisory fee; the profitability of the Calvert Group of Funds to Calvert as the investment adviser; the direct and indirect benefits, if any, to be derived by Calvert from the relationship with the Ameritas Portfolios; Calvert's compliance programs and policies; Calvert's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by Calvert under the Proposed Advisory Agreement, the Board reviewed information provided by Calvert relating to its operations and personnel, including, among other things, biographical information on Calvert's investment, supervisory and professional staff, and descriptions of its organizational and management structure. The Directors also took into account their familiarity with Management through Board of Directors' meetings, discussions and other reports with respect to the CVS Calvert Portfolios. The Directors considered Calvert's management style and its performance in overseeing sub-advisers, as well as its current level of staffing and overall resources. The Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Ameritas Portfolios under the Proposed Advisory Agreement.

The Board reviewed Management's proposal and reasons for recommending the Proposed Advisory Agreement, as summarized above. The Board took into account: (1) the nature and quality of the services to be rendered by Calvert, (2) the investment performance of the other mutual funds for which Calvert acts as investment adviser, (3) investment management staffing and the portfolio managers' respective experience and qualifications, (4) the financial condition and resources of Calvert; and (5) the fact that the advisory fees would not increase under the New Advisory Agreement. In this regard, the Board took into account Calvert's discussion of the Ameritas Portfolios' performance. The Board took into account comparative information relating to the performance of each of the Ameritas Portfolios that it receives at its quarterly meetings, as well as information confirming the Ameritas Portfolios' performance and expenses with comparable mutual funds that the Board receives in connection with its annual contract renewal considerations. The Board also took into account the fact that all current expense limitations would remain in effect. The Board also noted Management's discussion of the opportunity for potential economies of scale in the future resulting from Calvert managing all of the Portfolios' of the Fund.

Based on its evaluation of the materials presented and assisted by the advice of independent counsel, the Board concluded that the Proposed Advisory Agreement with Calvert is in the best interest of the shareholders of each of the Ameritas Portfolios.

Board Recommendation

The Board, including a majority of the Independent Directors, approved the Proposed Advisory Agreement between CVS and Calvert with respect to each of the Ameritas Portfolios, and authorized submission of the investment advisory agreement to shareholders for approval. Accordingly, the Board recommends that shareholders vote FOR the Proposed Advisory Agreement.

In the event that the Proposed Advisory Agreement is not approved by shareholders, the Board will consider what other action is necessary, appropriate and in the best interests of the Ameritas Portfolios and their respective shareholders under the circumstances, which may include approving an interim investment advisory agreement with Calvert in accordance with Rule 15a-4 under the 1940 Act pending a further shareholder vote on the Proposed Advisory Agreement.

VOTING INFORMATION

Proxies are solicited initially by mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of AIC or by a proxy soliciting firm retained for this purpose. The costs of this proxy solicitation will be borne by AIC and Calvert. These expenses are estimated to cost approximately $56,000.

A proxy may be revoked at any time before November 17, 2006 by: (1) filing a written notification of revocation with the Secretary of the Fund, (2) submitting a proxy bearing a later date, or (3) attending and voting at the meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the proposal.

If a quorum is represented at the meeting (the holders of a majority of the shares of stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business), the vote of a majority of the outstanding shares of each Ameritas Portfolio is required for approval of the Proposal with respect to a Portfolio. The vote of a majority of the outstanding shares means the lesser of: (1) the vote of 67% or more of the shares of each Portfolio at the Special Meeting if the holders of more than 50% of the outstanding shares of each Portfolio are present in person or by proxy, or (2) the vote of more than 50% of the outstanding shares of each Portfolio.

As the owner of a variable life insurance policy or a variable annuity contract, you are not technically a Fund shareholder. The issuing insurance companies are the legal owners of the Fund's shares. Despite not having the legal status as an owner of the shares, we refer to you as a "shareholder" and your interest in the portfolios as "shares". The issuing life insurance companies want you to return the Proxy Card so that they can vote the Fund shares represented by your variable insurance policy or variable annuity contract in accordance with your instructions. The persons named as proxies in the enclosed Proxy Card intend to vote all of the shares of the Portfolios, proportionately in accordance with the instructions given by those variable insurance shareholders or variable annuity contract owners who respond with their voting instructions. There is no minimum required number of votes necessary to be received before proportional voting is applied.

Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to the Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions effectively will be votes against the Proposal.

Shareholders of each Portfolio of record at the close of business on September 25, 2006 ("record date") are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date. As of September 25, 2006, as shown on the books of each respective Ameritas Portfolio, there were issued and outstanding:

_________ shares of Ameritas Income & Growth Portfolio

_________ shares of Ameritas Small Capitalization Portfolio

_________ shares of Ameritas MidCap Growth Portfolio

_________ shares of Ameritas Index 500 Portfolio

_________ shares of Ameritas Money Market Portfolio

_________ shares of Ameritas Focused MidCap Value Portfolio

_________ shares of Ameritas Small Company Equity Portfolio

_________ shares of Ameritas Core Strategies Portfolio

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of September 25, 2006, the officers and Directors of the Fund as a group beneficially owned less than 1% of the outstanding shares of each of the Ameritas Portfolios.

As of September 25, 2006, the following entity beneficially owned more than 25% of the voting securities of the respective Ameritas Portfolios: [TO BE UPDATED]

Portfolio
Name and Address / % of Ownership / # of Shares
Ameritas Income & Growth
Ameritas Life Insurance Corp.	Ameritas Life Insurance Corp.
Account X	Account Y
Lincoln, NE	Lincoln, NE
68.21% of Portfolio	31.44% of Portfolio
_____________ shares	_____________ shares

Ameritas Small Capitalization
Ameritas Life Insurance Corp.	Ameritas Life Insurance Corp.
Account X	Account Y
Lincoln, NE	Lincoln, NE
57.76% of Portfolio	41.92% of Portfolio
_____________ shares	_____________ shares

Ameritas MidCap Growth
Ameritas Life Insurance Corp.	Ameritas Life Insurance Corp.
Account X	Account Y
Lincoln, NE	Lincoln, NE
67.84% of Portfolio	31.42% of Portfolio
_____________ shares	_____________ shares

Ameritas Index 500
Ameritas Life Insurance Corp.	Ameritas Life Insurance Corp.
Account X	Account Y
Lincoln, NE	Lincoln, NE
71.20% of Portfolio	28.08% of Portfolio
_____________ shares	_____________ shares

Ameritas Money Market
Ameritas Life Insurance Corp.
Account X
Lincoln, NE
60.23% of Portfolio
_____________ shares

Ameritas Focused MidCap Value
Ameritas Life Insurance Corp.
Account X
Lincoln, NE
78.84% of Portfolio
_____________ shares

Ameritas Small Company Equity
Ameritas Life Insurance Corp.
Account X
Lincoln, NE
78.58% of Portfolio
_____________ shares

Ameritas Core Strategies
Ameritas Life Insurance Corp.	Ameritas Life Insurance Corp.
Account X	Account Y
Lincoln, NE	Lincoln, NE
68.96% of Portfolio	31.01% of Portfolio
_____________ shares	_____________ shares

Ameritas Life Insurance Corp. is domiciled in Nebraska, and is an affiliate of the Ameritas Portfolios' investment adviser and principal underwriter. Ameritas Life Insurance Corp. is a subsidiary of AHC, a subsidiary of UNIFI.

As of September 25, 2006, to the Fund's knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the respective Ameritas Portfolios: [TO BE UPDATED]

Portfolio
Name and Address / % of Ownership / # of Shares
Ameritas Income & Growth
Ameritas Life Insurance Corp.	Ameritas Life Insurance Corp.
Account X	Account Y
Lincoln, NE	Lincoln, NE
68.21% of Portfolio	31.44% of Portfolio
____________ shares	____________ shares

Ameritas Small Capitalization
Ameritas Life Insurance Corp.	Ameritas Life Insurance Corp.
Account X	Account Y
Lincoln, NE	Lincoln, NE
57.76% of Portfolio	41.92% of Portfolio
____________ shares	____________ shares

Ameritas MidCap Growth
Ameritas Life Insurance Corp.	Ameritas Life Insurance Corp.
Account X	Account Y
Lincoln, NE	Lincoln, NE
67.84% of Portfolio	31.42% of Portfolio
____________ shares	____________ shares

Ameritas Index 500
Ameritas Life Insurance Corp.	Ameritas Life Insurance Corp.
Account X	Account Y
Lincoln, NE	Lincoln, NE
71.20% of Portfolio	28.08% of Portfolio
____________ shares	____________ shares

Ameritas Money Market
Ameritas Life Insurance Corp.	Ameritas Life Insurance Corp.
Account X	Account Y
Lincoln, NE	Lincoln, NE
60.23% of Portfolio	22.74% of Portfolio
____________ shares	____________ shares

Ameritas Life Insurance Corp.
Account Z
Lincoln, NE
12.40% of Portfolio
____________ shares

Ameritas Focused MidCap Value
Ameritas Life Insurance Corp.	Ameritas Life Insurance Corp.
Account X	Account Y
Lincoln, NE	Lincoln, NE
78.84% of Portfolio	21.16% of Portfolio
____________ shares	____________ shares

Ameritas Small Company Equity
Ameritas Life Insurance Corp.	Ameritas Life Insurance Corp.
Account X	Account Y
Lincoln, NE	Lincoln, NE
78.58% of Portfolio	21.42% of Portfolio
____________ shares	____________ shares

Ameritas Core Strategies
Ameritas Life Insurance Corp.	Ameritas Life Insurance Corp.
Account X	Account Y
Lincoln, NE	Lincoln, NE
68.96% of Portfolio	31.01% of Portfolio
____________ shares	____________ shares

ANNUAL AND SEMI-ANNUAL REPORTS

The most recent annual report to shareholders (for the period ended December 31, 2005) and the most recent semi-annual report to shareholders succeeding the annual report (for the period ended June 30, 2006), have been mailed previously to shareholders. Additional copies of these shareholder reports can be obtained without charge by writing the Fund at 5900 "O" Street, Lincoln, Nebraska 68510-1889, or by calling 800-745-1112.

SHAREHOLDER MEETINGS

CVS is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to the Calvert Legal Department, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Fund has received contrary instructions. Upon written or oral request, a separate copy of the proxy statement will be delivered to shareholders at a shared address, to which a single copy of the documents was delivered. If you wish to receive a separate proxy statement, or wish to request a single copy of proxy statements in the future (if you are receiving multiple copies), write the Fund at 5900 "O" Street, Lincoln, Nebraska 68510-1889, or call 800-745-1112.

OTHER BUSINESS

The Board of Directors of the Fund does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

FUND SERVICE PROVIDERS

Investment Adviser
Ameritas Investment Corp.
5900 "O" Street
Lincoln, Nebraska 68510

Principal Underwriter
Ameritas Investment Corp.
5900 "O" Street
Lincoln, Nebraska 68510

Administrator
Calvert Administrative Services Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

ADJOURNMENT

In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meeting are not received by the time scheduled, William M. Tartikoff, Esq., or William Lester may move to permit further solicitation of proxies with respect to any such proposal. Mr. Tartikoff and Mr. Lester will vote in favor of such further solicitation on behalf of those shares that they are entitled to vote which have voted in favor of such proposal. They will vote against any such further solicitation on behalf of those proxies that have voted against any such proposal.

By Order of the Board of Directors
William M. Tartikoff, Esq.
Secretary

THE BOARD OF DIRECTORS OF THE CALVERT VARIABLE SERIES, INC., INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS A VOTE FOR THE PROPOSAL WITH RESPECT TO EACH AMERITAS PORTFOLIO.

EXHIBIT A

PROPOSED INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, made this ___ day of November, 2006, by and between CALVERT ASSET MANAGEMENT COMPANY, INC., a Delaware corporation (the "Adviser"), and CALVERT VARIABLE SERIES, INC., a Maryland corporation (the "Fund").

WHEREAS, the Fund presently is engaged in business as an open-end management investment company and has registered as such under the federal Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Fund is authorized to issue shares ("Shares") in certain Ameritas Series of the Fund, as indicated in Schedule A (the "Portfolios"), and any other series designated by the Fund in the future;

WHEREAS, the Adviser is engaged principally in the business of rendering brokerage services, also renders investment supervisory services, and is registered as an investment advisor under the federal Investment Advisors Act of 1940, as amended; and

WHEREAS, the Fund desires the Adviser to render investment supervisory services to the Portfolios in the manner and on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement, the parties hereto agree as follows:

1. Duties and Responsibilities of Adviser.

(a) Investment Advisory Services. The Adviser will act as investment advisor and will supervise and direct the investments of the Portfolios in accordance with their investment objectives, program and restrictions as provided in the prospectus, on behalf of the Fund, as amended from time to time, and such other limitations as the Fund may impose by notice in writing to the Adviser. The Adviser will obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and will formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with its investment objectives. In furtherance of this duty, the Adviser, as agent and attorney-in-fact with respect to the Fund, is authorized, in its discretion and without prior consultation with the Fund, to:

        buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

        directly or through the trading desks of the Adviser and its affiliates place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as the Adviser may select.

The Adviser may at its own cost and expense, with the approval of the Fund's Board of Directors, retain one or more investment subadvisors for the Portfolio. The Adviser shall be responsible for the oversight of such investment subadvisors in fulfilling its obligations hereunder.

(b) Financial, Accounting, and Administrative Services. The Adviser will assist the Fund's Administrator in maintaining the existence and records of the Portfolios; maintaining the registrations and qualifications of Portfolio Shares under federal and state law; monitoring the financial, accounting, and administrative functions of the Portfolios; maintaining liaison with the various agents employed for the benefit of the Fund by the Fund (including the Fund's transfer agent, custodian, independent accountants and legal counsel) and in the coordination of their activities on behalf of the Fund.

(c) Reports to Fund. The Adviser will furnish to or place at the disposal of the Fund such information, reports, evaluations, analyses and opinions regarding the Portfolios as the Fund may, at any time or from time to time, reasonably request or as the Adviser may deem helpful.

(d) Reports and Other Communications to Contractholders. The Adviser will assist in developing all general contractholder communications regarding the Portfolios, including regular shareholder reports.

(e) Fund Personnel. The Adviser agrees to permit individuals who are officers or employees of the Adviser, or any of its affiliates, to serve (if duly elected or appointed) as officers, directors, members of any committee of directors, members of any advisory board, or members of any other committee of the Fund, without remuneration or other costs to the Fund.

(f) Personnel, Office Space, and Facilities of Adviser. The Adviser at its own expense will furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as the Adviser requires in the performance of its investment advisory and other obligations under this Agreement.

2. Allocation of Expenses.

    Expenses Paid by Adviser.

(i) Salaries and Fees of Officers. The Adviser will pay all salaries, expenses, and fees of the officers and directors of the Fund who are affiliated with the Adviser.

        Assumption of Expenses by Adviser. The payment or assumption by the Adviser of any expense of the Fund that the Adviser is not required by this Agreement to pay or assume will not obligate the Adviser to pay or assume the same or any similar expense on any subsequent occasion.

    Expenses Paid by Fund. The Fund will bear all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Fund will pay:

        Custody and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the cash, securities, and other property of the Fund, for the benefit of the Fund, including all charges of depositories, custodians, and other agents, if any;

        Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any;

        Contractholder Communications. All expenses of preparing; setting in type, printing, and distributing reports and other communications to contractholders;

        Contractholder Meetings. All expenses incidental to holding meetings of contractholders, including the printing of notices and proxy material, and proxy solicitation therefor;

        Prospectuses. All expenses of preparing, setting in type, and printing of annual or more frequent revisions of the prospectus and of mailing them to contractholders;

        Pricing. All expenses of computing the Fund's net asset value per share, including the cost of any equipment or services used for obtaining price quotations;

        Communication Equipment. All charges for equipment or services used for communication between the Adviser or the Fund or Fund and the custodian, transfer agent or any other agent selected by the Fund;

        Legal and Accounting Fees and Expenses. All charges for services and expenses of the Fund's legal counsel, including counsel to the disinterested Directors of the Fund, and independent auditors for the benefit of the Fund;

        Board of Director's Fees and Expenses. All compensation of the Board of Directors, other than those affiliated with the Adviser, and all expenses incurred in connection with their service;

        Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Portfolios under the Act and the Registration of the Portfolios' Fund Shares under the Securities Act of 1933, as amended (the "33 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing, of any registration statement and prospectus under the 33 Act or the Act, and any amendments or supplements that may be made from time to time;

        State Registration Fees. All fees and expenses of qualifying and maintaining qualification of the Fund and of Fund Shares for sale under securities laws of various states or jurisdictions, if any, and of registration and qualification of the Fund under all other laws applicable to the Fund or its business activities (including registering the Fund as a broker-dealer, or any officer of the Fund or any person as agent or salesman of the Fund in any state);

        Issue and Redemption of Shares. All expenses incurred in connection with the issue, redemption, and transfer of portfolio Shares, including the expense of confirming all portfolio Share transactions, and of preparing and transmitting the portfolio's stock certificates;

        Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Board of Directors;

        Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale, or lending of a portfolio's securities;

        Taxes. All taxes or governmental fees payable by or with respect of the Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

        Trade Association Fees. All fees, dues, and other expenses incurred in connection with the Fund's membership in any trade association or other investment organization; and

        Nonrecurring and Extraordinary Expenses. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, directors, and agents.

3. Advisory Fees. For its services pursuant to this Agreement, the Fund will pay the Adviser an annual fee, based on the value of the net assets of the applicable Portfolio. The fee is set forth in Schedule B. The Schedule may be amended from time to time; with the exception to the fee waiver and reimbursement provisions set forth under Schedule B upon execution of this Agreement. Any change in the Schedule relating to any new or existing Portfolios will not require the approval of shareholders of any other Portfolio.

    Method of Computation. The fee will be accrued for each calendar day and the sum of the daily fee accruals will be paid monthly to the Adviser on the first business day of the next succeeding calendar month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described above in this Paragraph 3, and multiplying this product by the net assets of the Portfolios as determined in accordance with the prospectus as of the close of business on the previous business day on which the Fund was open for business.

    Proration of Fee. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, will be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

    Fee Waiver and Recapture of Waived Fees and Reimbursed Expenses. Subject to approval by the necessary authorities: (a) any fees the current payment of which is waived by the Adviser and any expenses paid on behalf of or reimbursed to the Portfolios by the Adviser as provided in Schedule B may be recaptured by the Adviser from the Portfolios during the two-year period beginning on January 1, 2001 and ending on December 31, 2003 and (b) such recapture will only be made to the extent that it does not result in the Portfolios' aggregate expenses exceeding the prior expense ratio (as such term is defined in Schedule B) by more than 0.10%.

4. Brokerage. Subject to the approval of the Fund's Board of Directors, the Adviser, in carrying out its duties under Paragraph 1A, may cause the Fund, with respect to the Fund or any of its Portfolios, to pay a broker-dealer which furnishes brokerage or research services, as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "34 Act") or formal/informal staff opinions a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the '34 Act or rules).

5. Adviser's Use of the Services of Others. The Adviser may (at its cost except as contemplated by Paragraph 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations, for the purpose of performing its obligations hereunder, with the approval of the Fund's Board of Directors. The Adviser shall be responsible for the oversight of such persons in fulfilling its obligations hereunder.

6. Ownership of Records. All records required to be maintained and preserved by the Fund pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Fund are the property of the Fund, and will be surrendered by the Adviser promptly on request by the Fund.

7. Reports to Adviser. The Fund will furnish or otherwise make available to the Adviser such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Fund as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

8. Limitation of Liability of Adviser. Neither the Adviser nor any of its officers, directors, employees, or controlling persons, with respect to this Agreement, will be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his or her duties on behalf of the Fund or from reckless disregard by the Adviser of the duties of the Adviser under this Agreement.

In no event will the Adviser be liable for indirect, special, or consequential damages (even if the Adviser has been advised of the possibility of such damages) arising from the obligations assumed hereunder and the services provided for by this Agreement, including but not limited to lost profits, loss of use of accounting systems, cost of capital, cost of substitute facilities, programs or services, downtime costs, or claims of the Fund's shareholders for such damage.

9. Use of Adviser's Name. The Fund may use the name "Calvert Asset Management Company" or "CAMCO" only with the approval of the Adviser and only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which will have succeeded to the business of the Adviser as investment advisor.

10. Term of Agreement. The term of this Agreement will begin on the date first above written, and unless sooner terminated as hereinafter provided, will remain in effect until January 1, 2001. Thereafter, this Agreement will continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation will be specifically approved at least annually (a) by either the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the relevant Portfolio; (b) in either event by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Fund, with respect to the Fund, who are not parties to this Agreement or interested persons of any such party; and ( c) The Adviser will not have notified the Fund, in writing, at least 60 days prior to December 31, 2000 or prior to March 10 of any year thereafter, that it does not desire such continuation. The Adviser will furnish to the Fund, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of the Agreement or any extension, renewal or amendment hereof.

11. Amendment and Assignment of Agreement. This Agreement may be amended by the parties subject to federal regulatory requirements. This Agreement may not be assigned without the affirmative vote of a majority of the outstanding voting securities of the relevant Portfolio(s). This Agreement will automatically and immediately terminate in the event of its assignment.

12. Termination of Agreement. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days' prior notice in writing to the other party; provided, that in the cases of termination by the Fund, with respect to the Fund, such action will have been authorized by resolution of a majority of the directors who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund.

13. Miscellaneous.

(a) Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

(b) Interpretation. Nothing herein contained will be deemed to require the Fund to take any action contrary to its Articles of Incorporation or Bylaws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of the Fund of its responsibility for and control of the conduct of the affairs of the Fund. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Maryland.

(c) Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act will be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," assignment," and "affiliated person" as used in Paragraphs 2, 8, 10, 11, and 12 hereof, will have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

CALVERT ASSET MANAGEMENT COMPANY, INC.

By:_________________________________

 Title:________________________________

CALVERT VARIABLE SERIES, INC.

By:__________________________________

Title:_________________________________

INVESTMENT ADVISORY AGREEMENT
SCHEDULE A

  Ameritas Income & Growth Portfolio

  Ameritas Small Capitalization Portfolio

  Ameritas MidCap Growth Portfolio

  Ameritas Index 500 Portfolio

  Ameritas Money Market Portfolio

  Ameritas Focused MidCap Value Portfolio

  Ameritas Small Company Equity Portfolio

  Ameritas Core Strategies Portfolio

INVESTMENT ADVISORY AGREEMENT
SCHEDULE B

Listed below are the portfolios of Calvert Variable Series, Inc. that are entitled to receive investment advisory services from Calvert Asset Management Company, Inc. (the "Adviser") under the Investment Advisory Agreement dated November __, 2006, and which will pay fees calculated at the following annual rates to the Adviser pursuant to Section 3 of the Agreement:

1.	Ameritas Income & Growth	0.625%
2.	Ameritas Small Capitalization	0.85%
3.	Ameritas MidCap Growth	0.80%
4.	Ameritas Index 500	0.24%
5.	Ameritas Money Market	0.20%
6.	Ameritas Focused MidCap Value	0.92%
7.	Ameritas Small Company Equity	1.12%
8.	Ameritas Core Strategies	0.75%

For its services under this Investment Advisory Agreement, Adviser is entitled to receive the fees indicated above based on average net assets.

EXHIBIT B
Ameritas Portfolios
Ameritas Money Market Portfolio (sub-advised by Calvert Asset Management Company, Inc.)
Ameritas Income & Growth Portfolio (sub-advised by Fred Alger Management, Inc.)
Ameritas MidCap Growth Portfolio (sub-advised by Fred Alger Management, Inc.)
Ameritas Small Capitalization Portfolio (sub-advised by Eagle Asset Management, Inc.)
Ameritas Index 500 Portfolio (sub-advised by SSgA Funds Management, Inc.)
Ameritas Focused MidCap Value Portfolio (sub-advised by Harris Associates LP)
Ameritas Small Company Equity Portfolio (sub-advised by OFI Institutional Asset Management, Inc.)
Ameritas Core Strategies Portfolio (sub-advised by Thornburg Investment Management, Inc.)

EXHIBIT C
Calvert Funds

CSIF Money Market Portfolio

CSIF Equity Portfolio (sub-advised by Atlanta Capital Management Company, LLC)

CSIF Bond Portfolio

CSIF Balanced Portfolio (sub-advised by New Amsterdam Partners, LLC, Profit Investment Management, SSgA Funds Management, Inc. and Union Heritage Capital Management, LLC)*

CSIF Enhanced Equity Portfolio (sub-advised by SSgA Funds Management, Inc.)

Calvert Conservative Allocation Fund

Calvert Moderate Allocation Fund

Calvert Aggressive Allocation Fund

CWVF International Equity Fund (sub-advised by Acadian Asset Management, Inc.)

CWVF Calvert Capital Accumulation Fund (sub-advised by New Amsterdam Partners LLC)

Calvert New Vision Small Cap Fund (sub-advised by Renaissance Investment Management)

Calvert Social Index Fund (sub-advised by World Asset Management)

Calvert Large Cap Growth Fund (sub-advised by Bridgeway Capital Management, Inc.)

Calvert Small Cap Value Fund (sub-advised by Channing Capital Management, LLC)

Calvert Mid Cap Value Fund (sub-advised by Channing Capital Management, LLC)

Calvert Income Fund

Calvert Short Duration Income Fund

Calvert Long-Term Income Fund

CCR Institutional Prime Fund

Calvert First Government Money Market Fund

CTFR Money Market Fund

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

Calvert National Municipal Intermediate Fund

CTFR Vermont Municipal Portfolio

CVS Calvert Social Equity Portfolio (sub-advised by Atlanta Capital Management Co. LLC)

CVS Calvert Social Balanced Portfolio (sub-advised by New Amsterdam Partners, LLC and SSgA Funds Management, Inc.)*

CVS Calvert Social International Equity Portfolio (sub-advised by Acadian Asset Management, Inc.)

CVS Calvert Social Mid Cap Growth Portfolio (sub-advised by New Amsterdam Partners, LLC)

CVS Calvert Social Small Cap Growth Portfolio (sub-advised by Renaissance Investment Management)

CVS Calvert Income Portfolio

* Calvert manages the fixed income portion of the Portfolio.

EXHIBIT D
Management of Calvert

Steve Falci, Chief Investment Officer for Equities, handles the allocation of assets and portfolio managers for Calvert's Equity Funds.

Name of Portfolio Manager	Title	Length of Service with Calvert	Business Experience During Last 5 Years	Role on Management Team
Steve Falci	Chief Investment Officer, Equities, and Senior Vice President	3 years	2000-2004: Senior Portfolio Manager, Mellon Equity Associates 2004-2006: CIO, Equities, Calvert Mr. Falci has 18 years of experience in the securities industry.	Asset and Portfolio Manager Allocations

Calvert currently serves as investment adviser to the following mutual funds with investment objectives similar to that of the Ameritas Portfolios:

Mutual Fund	Assets Under Management (as of 9/25/06)	Annual Management Fees
CVS Calvert Social Balanced Portfolio	$________	0.425% of the value of the first $500 million; 0.375% of the next $500 million; 0.325% of average daily net assets over $1 billion
CVS Calvert Social Mid Cap Growth Portfolio	$________	0.65% of average daily net assets
CVS Calvert Social Small Cap Growth Portfolio	$________	0.75% of average daily net assets
CVS Calvert Social International Equity Portfolio	$________	0.75% of the value of the first $250 million; 0.725% of the next $250 million; and 0.675% of average daily net assets over $500 million
CVS Calvert Social Equity Portfolio	$________	0.50% of average daily net assets
CVS Calvert Income Portfolio	$________	0.40% of average daily net assets

With respect to these other mutual funds, Calvert has agreed to an expense cap on the net annual operating expenses of the CVS Calvert Social Equity Portfolio and CVS Calvert Income Portfolio, under the applicable investment advisory agreement.

Calvert's principal business address is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814, and its directors and principal executive officers are as follows:

Name and Business Address	Principal Occupation

BARBARA KRUMSIEK*	Director and Chair, President and Chief Executive Officer

DAVID R. ROCHAT*	Director, Senior Vice President and Portfolio Manager

ROBERT-JOHN H. SANDS	Director

RONALD M. WOLFSHEIMER*	Senior Vice President, Chief Financial and Administrative Officer

WILLIAM M. TARTIKOFF*	Senior Vice President, Secretary and General Counsel

STEVEN A. FALCI*	Senior Vice President and Chief Investment Officer, Equities

CATHERINE ROY*	Senior Vice President and Chief Investment Officer, Fixed Income

DANIEL K. HAYES*	Senior Vice President and Portfolio Manager

BENNETT FREEMAN*	Senior Vice President

JOHN NICHOLS	Vice President

GREGORY HABEEB*	Senior Vice President and Portfolio Manager

TOM DAILEY*	Vice President and Portfolio Manager

HUI PING HO*	Assistant Treasurer

SUSAN WALKER BENDER*	Assistant Vice President, Assistant Secretary and Associate General Counsel

IVY WAFFORD DUKE*	Assistant Vice President, Assistant Secretary, Associate General Counsel & Chief Compliance Officer

LANCELOT KING*	Assistant Vice President, Assistant Secretary and Associate General Counsel

JANE MAXWELL*	Assistant General Counsel and Assistant Secretary

AUGUSTO MACEDO	Assistant General Counsel and Assistant Secretary

JAMES O'BOYLE	Portfolio Manager

JULIE GORTE	Vice President, Chief Social Investment Strategist

Persons marked with a *, above, are also Directors and/or officers of CVS.


Proxy Card

The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq. and William Lester, attorneys, with full power of substitution, to vote all shares that the undersigned is entitled to vote. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of Proxy Statement is hereby acknowledged.

You may cast your vote using one of the following methods:

1. By mail: postage-paid envelope enclosed

2. By telephone (through a secure telephone system): call 1-888-221-0697

3. In person: November 17, 2006

NOTE: Please sign the proxy card exactly as your name appears on the card. If you have a joint account, either person may sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, Director, guardian, etc., please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date: _____________________________

__________________________________

__________________________________

Signature(s) (and Title(s), if applicable)

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. As to any other matter, the attorneys shall vote in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

To approve an investment advisory agreement between Calvert Variable Series, Inc. ("CVS") and Calvert Asset Management Company, Inc. ("Calvert") as the investment adviser to the Ameritas Income & Growth Portfolio, Ameritas Small Capitalization Portfolio, Ameritas MidCap Growth Portfolio, Ameritas Index 500 Portfolio, Ameritas Money Market Portfolio, Ameritas Focused MidCap Value Portfolio, Ameritas Small Company Equity Portfolio and Ameritas Core Strategies Portfolio ("Ameritas Portfolios").

For	_______	Against	_______	Abstain	_______